EX-99.5.b

perspective focus(SM)
                                          Jackson National Life
                                  Insurance Company of New York[GRAPHIC OMITTED]


Fixed and Variable Annuity(SM) Application (VA260NY)
See back page for mailing address.
USE DARK INK, ONLY                            Home Office: 2900 Westchester Ave.
                                                           Ste. 305
                                                           Purchase, NY 10577
                                                           www.jnlny.com

1.  REGISTRATION INFORMATION

OWNER'S NAME
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Date of Birth (mm/dd/yyyy)
Age ___
Sex ___M ___F
U.S. Citizen
Phone No. (include area code)
E-Mail Address

JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner. Spousal Joint Owner may continue the contract.)
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Relationship to Owner
Age ___
Date of Birth (mm/dd/yyyy)
Sex ___M ___F
U.S. Citizen
Phone No. (include area code)
E-Mail Address

ANNUITANT'S NAME (if other than Owner)
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Date of Birth (mm/dd/yyyy)
Age ___
Sex ___M ___F
U.S. Citizen
Phone No. (include area code)
E-Mail Address

Joint Annuitant's Name
SSN/TIN (include dashes)
Date of Birth (mm/dd/yyyy)
Age ___
Sex ___M ___F
U.S. Citizen
Phone No. (include area code)


2. BENEFICIARY DESIGNATION

Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed by the Owner, which includes names, percentages, and other required information.

Primary
Name
SSN/TIN (include dashes)
Percentage (%)
Relationship to Owner
Address (number and street)
City, State, ZIP Name SSN/TIN (include dashes)

___  Primary
___  Contingent
Name
SSN/TIN (include dashes)
Percentage (%)
Relationship to Owner
Address (number and street)
City, State, ZIP

___  Primary
___  Contingent
Name
SSN/TIN (include dashes)
Percentage (%)
Relationship to Owner
Address (number and street)
City, State, ZIP

___  Primary
___  Contingent
Name
SSN/TIN (include dashes)
Percentage (%)
Relationship to Owner
Address (number and street)
City, State, ZIP

3. ANNUITY TYPE

___ Non-Tax Qualified
___ 401(k) qualified Savings Plan
___ HR-10 (Keogh) Plan
___ 403(b) TSA (Direct Transfer Only)
___ IRA - SEP
___ Other _____________________________

___ IRA - Individual*
___ IRA - Custodial*
___ IRA - Roth*
*Tax Contribution Years and Amounts:
  Year: _______      $ ___________
  Year: _______      $ ___________

4. TRANSFER INFORMATION

___ IRC 1035 Exchange
___ Direct transfer
___ Direct Rollover
___ Non-Direct Rollover
___ Roth Conversion

5. REPLACEMENT

Are you replacing an existing life insurance policy or annuity contract?
___ Yes
___ No
If "Yes", please complete this section.

Company Name
Contract No.
Anticipated Transfer Amount $

Company Name
Contract No.
Anticipated Transfer Amount $

NVDA 106 Rev. 01/03
NV5373 Rev. 01/03

6.  INITIAL PREMIUM

Amount of premium with application:
$ __________________________

MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF
NEW YORK(SM)

7.  INCOME DATE

Please specify date (mm/dd/yyyy): _____________

If an Income Date is not specified, age 90 (age 70 1/2 for
Qualified Plans) of the Owner will be used.

8.  CAPITAL PROTECTION PROGRAM

___ Yes ___ No

Now that you have selected the Capital Protection Program, a portion of your initial premium will be allocated to the 1-Year Fixed Account Option. Please indicate how you would like the balance of your initial premium allocated in the Premium Allocation Section below.

9.  PREMIUM ALLOCATION

WHOLE PERCENTAGES ONLY - TOTAL ALLOCATION MUST EQUAL 100%

PORTFOLIOS

AIM/JNL(R) Large Cap Growth                            _____________%
AIM/JNL Premier Equity II                              _____________%
AIM/JNL Small Cap Growth                               _____________%
Alger/JNL Growth                                       _____________%
Alliance Capital/JNL Growth                            _____________%
Eagle/JNL Core Equity                                  _____________%
Eagle/JNL SmallCap Equity                              _____________%
First Trust/JNL The Dow(SM) Target 10                  _____________%
First Trust/JNL The S&P(R) Target 10                   _____________%
First Trust/JNL Target 25                              _____________%
First Trust/JNL Target Small-Cap                       _____________%
First Trust/JNL Global Target 15                       _____________%
JPMorgan/JNL Enhanced S&P 500(R) Stock Index           _____________%
JPMorgan/JNL International Value                       _____________%
Janus/JNL Aggressive Growth                            _____________%
Janus/JNL Balanced                                     _____________%
Janus/JNL Capital Growth                               _____________%
Lazard/JNL Mid Cap Value                               _____________%
Lazard/JNL Small Cap Value                             _____________%
Mellon Capital Management/JNL Bond Index               _____________%
Mellon Capital Management/JNL International Index _____________% Mellon Capital Management/JNL S&P 400 Mid Cap Index _____________%
Mellon Capital Management/JNL S&P 500 Index            _____________%
Mellon Capital Management/JNL Small Cap Index          _____________%
Oppenheimer/JNL Global Growth                          _____________%
Oppenheimer/JNL Growth                                 _____________%
PIMCO/JNL Total Return Bond                            _____________%
PPM America/JNL Balanced                               _____________%
PPM America/JNL High Yield Bond                        _____________%
PPM America/JNL Money Market                           _____________%
PPM America/JNL Value                                  _____________%
Putnam/JNL Equity                                      _____________%
Putnam/JNL International Equity                        _____________%
Putnam/JNL Midcap Growth                               _____________%
Putnam/JNL Value Equity                                _____________%
Salomon Brothers/JNL Global Bond                       _____________%
Salomon Brothers/JNL U.S. Government & Quality Bond    _____________%
S&P(R)/JNL Core Index 100                              _____________%
S&P/JNL Core Index 75                                  _____________%
S&P/JNL Core Index 50                                  _____________%
S&P/JNL Conservative Growth I                          _____________%
S&P/JNL Moderate Growth I                              _____________%
S&P/JNL Aggressive Growth I                            _____________%
S&P/JNL Equity Growth I                                _____________%
S&P/JNL Equity Aggressive Growth I                     _____________%
S&P/JNL Very Aggressive Growth I                       _____________%
T. Rowe Price/JNL Established Growth                   _____________%
T. Rowe Price/JNL Mid-Cap Growth                       _____________%
T. Rowe Price/JNL Value                                _____________%

FIXED ACCOUNT OPTION
1-year __________%




NVDA 106 Rev. 01/03
NV5373 Rev. 01/03

10.  OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE
CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

    ____ Maximum Anniversary Value Death Benefit

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

11.  OTHER OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE
CHANGED.

A. CONTRACT ENHANCEMENT OPTION
___ 2% of first-year premium

B. GUARANTEED LIVING BENEFIT OPTIONS (may select only one)
___ Guaranteed Minimum Income Benefit
___ Guaranteed Minimum Withdrawal Benefit

      Additional charges will apply. Please see the prospectus for details.

12.  IMPORTANT - PLEASE READ CAREFULLY.

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL(R)/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio listed above.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

13.  SIGNATURES

SIGNED AT (city, state)
DATE SIGNED (mm/dd/yyyy)
Joint Owner's Signature
Owner's Signature
Annuitant's Signature (if other than Owner)
Joint Annuitant's Signature (if other than Joint Owner)

14. FINANCIAL REPRESENTATIVE'S STATEMENT (MUST CHECK THE APPROPRIATE BOX.)

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

Financial Representative's Full Name (please print)
Phone No. (include area code)
Financial Representative's Signature
Date Signed (mm/dd/yyyy)
Address (number and street)
City, State, ZIP
E-Mail Address
Contact your home office for program information.
  ___ Option A ___ Option B
Broker/Dealer Name and No.
JNL/NY Financial Representative No.

                    MAILING ADDRESS AND CONTACT INFORMATION

FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

Regular Mail
JNL/NY Service Center
P.O. Box 0809
Denver, CO 80263-0809

Overnight Mail
JNL/NY Service Center
c/o Bank One Lockbox
445 E. 124th Avenue
Thornton, CO 80241

CUSTOMER CARE: 800/599-5651 (9:00 a.m. to 8:00 p.m. ET)
FAX: 800/701-0125
E-MAIL: contactus@jnlny.com

FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

Regular Mail
JNL/NY IMG Service Center
P.O. Box 33178
Detroit, MI 48232-5178

Overnight Mail
JNL/NY IMG Service Center
c/o Drawer 5178
12425 Merriman Road
Livonia, MI 48151-0688

CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
FAX: 517/706-5536
E-MAIL: contactus@jnlny.com

        Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
              * Not a deposit * Not insured by any federal agency


NVDA 106 Rev. 01/03
NV5373 Rev. 01/03